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                                                                    EXHIBIT 23.2



                              ACCOUNTANTS' CONSENT



The Board of Directors
Healthdyne Information Enterprises, Inc.

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                           KPMG PEAT MARWICK LLP



Atlanta, Georgia
May 26, 1998